UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2006

                                  TECHALT, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-27867
                            (Commission File Number)

                                   87-0533626
                        (IRS Employer Identification No.)

                          601 Union Street, Suite 4500
                                Seattle, WA 98101
               (Address of principal executive offices)(Zip Code)

                                 (847) 870-2601
                Company's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K

Section 1 - Registrant's Business and Operations
        Item 1.02 Termination of a Material Definitive Agreement

On August 15, 2006, TechAlt, Inc. ("Registrant") and Cypher Wireless, Inc. ("Cypher Wireless"), cancelled an acquisition agreement under which TechAlt, Inc. ("Registrant") and Cypher Wireless, Inc. ("Cypher Wireless"), had agreed that the Registrant would acquire Cypher Wireless in exchange for 35% of the Registrant's common stock (the "Acquisition Shares"), merge Cypher Wireless into a wholly owned subsidiary of the Registrant and rename Cypher Wireless "TechAlt Security Technologies, Inc." (the "Acquisition"). The parties to the Acquisition expected that Cypher Wireless, Inc., would exist as an operating subsidiary of the Registrant.

The primary reason for the termination of the Acquisition was the inability of the parties to meet the disclosure requirements for financial information of Cypher Wireless. Due to the failure of the parties to meet the disclosure requirements of the Exchange Act the Acquisition Shares were not issued to Cypher Wireless and the transaction was cancelled.

The Registrant initially announced the Acquisition on February 17, 2006 and considered the agreement to be effective as of April 26, 2006, subject to certain subsequent contingencies including, but not limited to, material breach of any of the representations and warranties or covenants of the Acquisition during the subsequent twelve (12) month period, including the ability to produce financial information in compliance with the disclosure requirements of the Exchange Act of 1934 (the "Exchange Act"), for failure of the parties to obtain external financing of not less than $2,000,000, or for failure to resolve the existing debt and material liabilities of the parties in a manner acceptable to or Registrant or Cypher Wireless.


EXHIBIT NUMBER      DESCRIPTION              LOCATION

   2.2              Agreement and Plan       Incorporated by reference to the
                    of Reorganization        Form 8-K filed by the Registrant on
                                             February 22, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  TECHALT, INC.
                                                    (Company)


                                                  /s/ David M. Otto
                                                  ------------------------------
                                                  By: David M. Otto
                                                  Its: President
                                                  Date: August 18, 2006